Exhibit 10.1

Execution Version

AMENDMENT AND RESTATEMENT AGREEMENT dated as of June 28, 2022 (this “Amendment”), to the Amended and Restated Senior Secured Credit Agreement dated as of June 30, 2021, by and among BLACKSTONE SECURED LENDING FUND, a Delaware statutory trust (formerly known as Blackstone / GSO Secured Lending Fund) (the “Borrower”), each of the lenders from time to time party thereto (the “Existing Lenders”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

WHEREAS, the Borrower has requested, and the undersigned Lenders and Issuing Banks, together with the Administrative Agent, have agreed, upon the terms and subject to the conditions set forth herein and in the Restated Credit Agreement (as defined below), that (a) the Existing Credit Agreement will be amended and restated as provided herein and (b) in connection therewith, (i) the Revolving Commitments (including the Dollar Commitments and the Multicurrency Commitments) (each as defined in the Existing Credit Agreement) shall be replaced with the Restatement Revolving Commitments (as defined below), (ii) the Revolving Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement immediately prior to the occurrence of the Restatement Effective Date shall be repaid and reborrowed with the Restatement Revolving Loans (as defined below) and (iii) the Term Loans (as defined in the Existing Credit Agreement) shall be repaid and reborrowed with the Restatement Term Loans (as defined below);

WHEREAS, the Borrower hereby requests that the Restatement Revolving Lenders (as defined below) (a) provide new revolving commitments on the Restatement Effective Date (as defined below) in an aggregate principal amount of $1,550,000,000 (the “Restatement Revolving Commitments”) (consisting of $377,500,000 of Dollar Commitments and $1,172,500,000 of Multicurrency Commitments), (b) permit the Borrower to repay and reborrow the Revolving Loans outstanding under the Existing Credit Agreement immediately prior to the occurrence of the Restatement Effective Date as revolving loans in respect of the Restatement Revolving Commitments (such reborrowed revolving loans, the “Restatement Revolving Loans”), to be allocated among the Restatement Revolving Lenders (as defined below) as set forth herein and (c) make new revolving loans to the Borrower in respect thereof after the Restatement Effective Date as provided in the Restated Credit Agreement. The proceeds of Revolving Loans borrowed after the Restatement Effective Date shall be used for general corporate purposes of the Borrower and its Subsidiaries;

WHEREAS, the Borrower hereby requests that the Restatement Term Lenders (as defined below) (a) provide new term loan commitments on the Restatement Effective Date in an aggregate principal amount of $75,000,000 (the “Restatement Term Commitments”) and (b) permit the Borrower to repay and reborrow the Term Loans of each such Restatement Term Lender outstanding under the Existing Credit Agreement immediately prior to the occurrence of the Restatement Effective Date as term loans (such reborrowed term loans, the “Restatement Term Loans”) to the Borrower in respect thereof on the Restatement Effective Date;

WHEREAS, each Person party hereto whose name is set forth on Schedule I hereto and has a commitment listed under the headings “Restatement Dollar Commitments” or “Restatement Multicurrency Commitments” (each such Person, a “Restatement Revolving Lender”) has agreed (a) to provide a portion of the Restatement Revolving Commitments to the Borrower in the form of a Dollar Commitment (the “Restatement Dollar Commitment”) and/or a Multicurrency Commitment (the “Restatement Multicurrency Commitment”), as the case may be, in each case in the amount set forth opposite its name on such Schedule, (b) to make the Restatement Revolving Loans to the Borrower in respect thereof on the Restatement Effective Date and (c) to make Revolving Loans to the Borrower in respect thereof after the Restatement Effective Date, in each case subject to the terms and conditions set forth herein and in the Restated Credit Agreement; and

WHEREAS, each Person party hereto whose name is set forth on Schedule I hereto and has a commitment listed under the heading “Restatement Term Commitments” (each such Person, a “Restatement Term Lender”) has agreed (a) to provide a portion of the Restatement Term Commitments to the Borrower in the amount set forth opposite its name on such Schedule and (b) to make the Restatement Term Loans to the Borrower in respect thereof on the Restatement Effective Date, in each case subject to the terms and conditions set forth herein and in the Restated Credit Agreement.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Restated Credit Agreement.

SECTION 2. Amendment and Restatement to the Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below, effective as of the Restatement Effective Date, the Existing Credit Agreement shall without further action be amended and restated in its entirety with the form of Exhibit A hereto (the Existing Credit Agreement, as so amended and restated, the “Restated Credit Agreement”).

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SECTION 3. Restatement Revolving Commitments and Restatement Term Loans.

(a) Subject to the satisfaction of the conditions to effectiveness of this Amendment set forth in Section 5 hereof, each Restatement Revolving Lender agrees, severally and not jointly, to make available to the Borrower, on the Restatement Effective Date and during the Availability Period, the portion of the Revolving Commitments equal to its Restatement Revolving Commitment in the form of a Restatement Dollar Commitment and/or a Restatement Multicurrency Commitment, as the case may be, as set forth on Schedule I hereto.

(b) Subject to the satisfaction of the conditions to effectiveness of this Amendment set forth in Section 5 hereof, each Restatement Revolving Lender agrees, severally and not jointly, that the Revolving Loans outstanding under the Existing Credit Agreement immediately prior to the occurrence of the Restatement Effective Date shall be repaid and reborrowed the Restatement Effective Date as Restatement Revolving Loans. All such Restatement Revolving Loans shall be reallocated among the Restatement Revolving Lenders as follows:

(i) On the Restatement Effective Date, with respect to Dollar Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement immediately prior to the occurrence of the Restatement Effective Date (the “Existing Dollar Loans”), each Restatement Revolving Lender providing a Restatement Dollar Commitment that either (x) will have a greater Applicable Dollar Percentage of the Restatement Dollar Commitments than its Applicable Dollar Percentage (as defined in the Existing Credit Agreement) of the Dollar Commitments (as defined in the Existing Credit Agreement) immediately prior to the occurrence of the Restatement Effective Date or (y) does not have a Dollar Commitment (as defined in the Existing Credit Agreement) under the Existing Credit Agreement on the Restatement Effective Date (in each case, a “Dollar Purchasing Bank”), without executing an Assignment and Assumption, shall be deemed to have purchased (and the Dollar Selling Banks (as defined below) shall have been deemed to have sold) assignments pro rata from each Restatement Revolving Lender that will have a smaller Applicable Dollar Percentage of the Restatement Dollar Commitments than its Applicable Dollar Percentage (as defined in the Existing Credit Agreement) of the Dollar Commitments (as defined in the Existing Credit Agreement) immediately prior to the occurrence of the Restatement Effective Date (each, a “Dollar Selling Bank”) in all such Dollar Selling Bank’s rights and obligations with respect to Dollar Loans outstanding on the Restatement Effective Date prior to giving effect to this Amendment (collectively, the “Dollar Assigned Rights and Obligations”) so that, after giving effect to such assignments, each Restatement Revolving Lender shall have a principal amount of

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Restatement Revolving Loans denominated in Dollars outstanding that corresponds to its Applicable Dollar Percentage. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the loans and without recourse, representation or warranty. Each Existing Dollar Loan shall be deemed to be repaid and reborrowed on the Restatement Effective Date with the Restatement Revolving Loans denominated in Dollars having an initial Interest Period as set forth in the Borrowing Notice (as defined below). The foregoing transactions may be implemented pursuant to net settlement procedures reasonably determined by the Administrative Agent and each Lender party hereto hereby waives the right to any amounts payable under Section 2.15 of the Existing Credit Agreement or the Restated Credit Agreement as a result of the foregoing.

(ii) On the Restatement Effective Date, with respect to Multicurrency Loans (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement immediately prior to the occurrence of the Restatement Effective Date (the “Existing Multicurrency Loans”), each Restatement Revolving Lender providing a Restatement Multicurrency Commitment that either (x) will have a greater Applicable Multicurrency Percentage of the Restatement Multicurrency Commitments than its Applicable Multicurrency Percentage (as defined in the Existing Credit Agreement) of the Multicurrency Commitments (as defined in the Existing Credit Agreement) immediately prior to the occurrence of the Restatement Effective Date or (y) does not have a Multicurrency Commitment (as defined in the Existing Credit Agreement) under the Existing Credit Agreement on the Restatement Effective Date (in each case, a “Multicurrency Purchasing Bank”), without executing an Assignment and Assumption, shall be deemed to have purchased (and the Multicurrency Selling Banks (as defined below) shall have been deemed to have sold) assignments pro rata from each Restatement Revolving Lender that will have a smaller Applicable Multicurrency Percentage of the Restatement Multicurrency Commitments than its Applicable Multicurrency Percentage (as defined in the Existing Credit Agreement) of the Multicurrency Commitments (as defined in the Existing Credit Agreement) immediately prior to the occurrence of the Restatement Effective Date (each, a “Multicurrency Selling Bank”) in all such Multicurrency Selling Bank’s rights and obligations with respect to Multicurrency Loans outstanding on the Restatement Effective Date prior to giving effect to this Amendment (collectively, the “Multicurrency Assigned Rights and Obligations”) so that, after giving effect to such assignments, each Restatement Revolving Lender shall have a principal amount of Restatement Revolving Loans denominated in each applicable Currency outstanding that corresponds to its Applicable Multicurrency Percentage. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the loans

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and without recourse, representation or warranty. Each Existing Multicurrency Loan shall be deemed to be repaid and reborrowed on the Restatement Effective Date with the Restatement Revolving Loans denominated in the applicable Currency having an initial Interest Period, if applicable, as set forth in the Borrowing Notice. The foregoing transactions may be implemented pursuant to net settlement procedures reasonably determined by the Administrative Agent and each Lender party hereto hereby waives the right to any amounts payable under Section 2.15 of the Existing Credit Agreement or the Restated Credit Agreement as a result of the foregoing.

(c) Subject to the satisfaction of the conditions to effectiveness of this Amendment set forth in Section 5 hereof, each Restatement Term Lender agrees, severally and not jointly, to make, on the Restatement Effective Date, the Term Loans of such Restatement Term Lender outstanding under the Existing Credit Agreement immediately prior to the occurrence of the Restatement Effective Date (the “Existing Term Loans”) as Restatement Term Loans in an aggregate principal amount equal to its Restatement Term Commitment (which is equal to the amount of Term Loans of such Restatement Term Lender outstanding under the Existing Credit Agreement immediately prior to the occurrence of the Restatement Effective Date). Each Existing Term Loan shall be deemed to be repaid and reborrowed on the Restatement Effective Date with the Restatement Term Loans having an initial Interest Period as set forth in the Borrowing Notice. The foregoing transactions may be implemented pursuant to net settlement procedures reasonably determined by the Administrative Agent and each Lender party hereto hereby waives the right to any amounts payable under Section 2.15 of the Existing Credit Agreement or the Restated Credit Agreement as a result of the foregoing.

(d) The Restatement Term Commitment of each Restatement Term Lender shall automatically terminate upon the making by such Restatement Term Lender of its Term Loans on the Restatement Effective Date. Amounts repaid or prepaid in respect of the Restatement Term Loans may not be reborrowed.

(e) The proceeds of the Revolving Loans and the Restatement Term Loans in respect of the Restatement Revolving Commitments shall be used by the Borrower as set forth herein and in the Restated Credit Agreement.

(f) Upon the effectiveness of this Amendment, the Revolving Commitments under and as defined in the Existing Credit Agreement shall automatically terminate. Notwithstanding anything to the contrary contained herein or in the Existing Credit Agreement, in no event shall the Facility Termination Date be deemed to have occurred as a result of the termination described in this clause (f).

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SECTION 4. Representations and Warranties. The Borrower, as to itself and the other Obligors, represents and warrants to the Lenders that:

(a) This Amendment has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The representations and warranties of each Obligor set forth in the Restated Credit Agreement and in the other Loan Documents, as applicable, are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Restatement Effective Date (as defined below), or, as to any such representation or warranty that refers to a specific date, as of such specific date.

(c) As of the Restatement Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 5. Effectiveness of Amendment. This Amendment shall become effective as of the first date (the “Restatement Effective Date”) on which each of the following conditions is satisfied (or such condition shall have been waived in accordance with Section 9.02 of the Restated Credit Agreement):

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

(i) Executed Counterparts. From each of the parties hereto, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(ii) Borrowing Notice. From the Borrower, an executed Borrowing Request with respect to the Loans to be made on the Restatement Effective Date (the “Borrowing Notice”).

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(iii) Opinion of Counsel to the Obligors. A customary favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of Dechert LLP, New York counsel for the Obligors.

(iv) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, the authorization of the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and any other legal matters relating to the Obligors, this Amendment or the transactions contemplated hereunder.

(v) Officer’s Certificate. A certificate, dated the Restatement Effective Date and signed by the President, a Vice President, the Chief Executive Officer or a Financial Officer of the Borrower, confirming the accuracy of the representations set forth in Section 4 hereof and compliance with the conditions set forth in the lettered clauses of the first sentence of Section 4.02 of the Restated Credit Agreement.

(vi) [Reserved].

(vii) Borrowing Base Certificate. A Borrowing Base Certificate as of a date not more than five days prior to the Restatement Effective Date.

(b) Fees and Expenses. The Administrative Agent shall have received evidence of the payment by the Borrower of all fees due and payable to the Lenders on the Restatement Effective Date that the Borrower has agreed to pay in connection with this Amendment. The Borrower shall have paid all reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case, to the extent provided in Section 9.03(a) of the Restated Credit Agreement and for which invoices have been presented prior to the Restatement Effective Date.

(c) Liens. Results of a recent lien search in each relevant jurisdiction with respect to each Obligor and such search shall reveal no liens on any of the assets of any Obligor except for liens permitted under Section 6.02 of the Restated Credit Agreement or liens to be discharged on or prior to the Restatement Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent.

(d) Financial Statements. The Lenders shall have received the audited consolidated statements of assets and liabilities, statements of operations, changes in net assets, cash flows and schedules of investments of the Borrower and its consolidated Subsidiaries for the fiscal year ended December 31, 2021 and unaudited financial statements of the Borrower and its consolidated Subsidiaries for the fiscal quarter ended March 31, 2022. The Lenders hereby acknowledge receipt of the financial statements referred to in this Section 5(d).

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(e) Know Your Customer Documentation. The Administrative Agent and the Lenders shall have received, at least two (2) Business Days prior to the Restatement Effective Date (i) upon the reasonable request of the Lenders at least ten (10) Business Days prior to the Restatement Effective Date, documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and (ii) to the extent that the Borrower qualifies as a “legal entity customer” under the requirements of the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.

(f) Valuation Policy. A copy of the Valuation Policy.

(g) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to Citibank, N.A. may reasonably request.

(h) Existing Credit Agreement. The Administrative Agent shall have received, on behalf of the Existing Lenders, payment by the Borrower of all accrued and unpaid interest and fees that are due and owing on or prior to the Restatement Effective Date under the Existing Credit Agreement as set forth on Schedule II and all Commitments (as defined in the Existing Credit Agreement) under the Existing Credit Agreement shall have been terminated in full. Notwithstanding anything to the contrary contained herein or in the Existing Credit Agreement, in no event shall the Facility Termination Date be deemed to have occurred as a result of the termination described in this clause (h).

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Amendment and Restatement. On the Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety by the Restated Credit Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect. It is the intention of each of the parties hereto that the Existing Credit Agreement be amended and restated hereunder so as to preserve the perfection and priority of all Liens securing the “Secured Obligations” under the Loan Documents and that all “Secured Obligations” of the Borrower and the other Obligors hereunder shall continue to be secured by Liens evidenced under the Security Documents, and that this Amendment does not constitute a novation or termination of the Indebtedness and the other Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) existing under the Existing Credit Agreement. Unless specifically amended hereby, each of the Loan Documents shall continue in full force and effect and, from and after the Restatement Effective Date, all references to the “Credit Agreement” contained therein shall be deemed to refer to the Restated Credit Agreement.

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SECTION 7. Reaffirmation and Additional Agreements.

(a) Each of the Obligors party hereto hereby consents to this Amendment and the transactions contemplated hereby and hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under the Guarantee and Security Agreement and each other Security Document to which it is party and agrees that, notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby (including the amendment and restatement of the Existing Credit Agreement, the borrowing of the Restatement Term Loans and the effectiveness of the Restatement Revolving Commitments), such guarantees, pledges, grants of security interests and other agreements of such Obligors shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Restated Credit Agreement.

(b) Each of the Obligors party hereto hereby confirms and agrees that the Restatement Revolving Commitments, the Revolving Loans and the Letters of Credit (in each case, in respect of the Restatement Revolving Commitments) and the Restatement Term Loans shall, upon the effectiveness of this Amendment, constitute, Secured Obligations (or any word of like import) under the Guarantee and Security Agreement and each other Security Document.

SECTION 8. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf email transmittal) shall be effective as delivery of a manually executed counterpart of this Amendment. Section 9.06(b) of the Restated Credit Agreement shall apply, mutatis mutandis, to this Amendment as if set forth in full herein.

SECTION 9. Governing Law; Consent to Jurisdiction, Etc. The provisions of Sections 9.09 and 9.10 of the Restated Credit Agreement shall apply, mutatis mutandis, to this Amendment as if set forth in full herein. This Amendment shall constitute a “Loan Document” for purposes of the Restated Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers or representatives as of the date first above written.

BLACKSTONE SECURED LENDING FUND

By:	/s/ Brad Marshall
Name: Brad Marshall
Title: Chief Executive Officer

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

CITIBANK, N.A., as Administrative Agent and Lender,

By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

SANTANDER BANK, N.A., as Lender

By:	/s/ Joe Abruzzo
Name: Joe Abruzzo
Title: Head of Commercial Banking

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Timothy Cronin
Name:Timothy Cronin
Title: Vice President

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

Wells Fargo Bank, National Association, as Lender

By:	/s/ Michael Kusner
Name: Michael Kusner
Title: Managing Director

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Ananda DeRoche
Name: Ananda DeRoche
Title: Authorized Signatory

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

TRUIST BANK, as Lender

By:	/s/ Hays Wood
Name: Hays Wood
Title: Director

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Nick Heptinstall
Name: Nick Heptinstall
Title: Managing Director

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

BANK OF AMERICA, as Lender

By:	/s/ Sidhima Daruka
Name: Sidhima Daruka
Title: Director

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Barry K. Chung
Name: Barry K. Chung
Title: Sr. Vice President

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By:	/s/ Kathryn Lagroix
Name: Kathryn Lagroix
Title: Managing Director

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

STIFEL BANK & TRUST, as Lender

By:	/s/ Joseph L. Sooter Jr.
Name: Joseph L. Sooter Jr.
Title: Senior Vice President

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT AND RESTATEMENT AGREEMENT

BLACKSTONE SECURED LENDING FUND

Name of Institution:

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Gregg Scheuing
Name: Gregg Scheuing
Title: Director

[Signature Page to Blackstone Secured Lending Fund Amendment and Restatement Agreement]

SCHEDULE I

[Intentionally Omitted]

SCHEDULE II

Loan Amounts

[Intentionally Omitted]

Exhibit A

Restated Credit Agreement